                                                                   EXHIBIT 10.21

                                NONSTANDARDIZED
                               ADOPTION AGREEMENT
                   PROTOTYPE CASH OR DEFERRED PROFIT-SHARING
                             PLAN AND TRUST ACCOUNT

                                  SPONSORED BY

                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

The Employer named below hereby establishes a Cash or Deferred Profit-Sharing Plan for eligible Employees as provided in this Adoption Agreement and the accompanying Basic Prototype Plan and Trust Account Basic Plan Document #01.

1.       EMPLOYER INFORMATION

         NOTE: If multiple Employers are adopting the Plan, complete this section based on the lead Employer. Additional Employers may adopt this Plan by attaching executed signature pages to the back of the Employer's Adoption Agreement.

EMPLOYER'S NAME:  TELECOMMUNICATION SYSTEMS, INC.
ADDRESS:          275 WEST STREET SUITE 400
                  ANNAPOLIS, MD 21401

TELEPHONE NUMBER: (410)280-1281

TAX I.D. NUMBER:  52-1526369

FORM OF BUSINESS:

[ ] Sole Proprietor           [ ] Partnership          [X] S Corporation
[ ] Corporation               [ ] Other

NAME OF INDIVIDUAL AUTHORIZED TO ISSUE INSTRUCTIONS TO THE TRUSTEE:

BRUCE WHITE  DIRECTOR, CONTRACTS & ADMINISTRATION

Name of PLAN:     TELECOMMUNICATION SYSTEMS, INC. 401(k) & PROFIT
                  SHARING PLAN

THREE DIGIT PLAN NUMBER FOR ANNUAL RETURN/REPORT:   001

2.       EFFECTIVE DATE

         (a)      This is a new Plan having an effective date of

         (b)      This is an amended Plan.
                  The effective date of the original Plan was JANUARY 1, 1991 The effective date of the amended Plan is JANUARY 1, 1999

                                                               PROTOTYPE CASH OR
                                                                DEFERRED PROFIT-
                                                               SHARING PLAN #002

         (c) If different from above, the Effective Date for the Plan's Elective Deferral provisions shall be ___________.

3.       DEFINITIONS

         (a) "COLLECTIVE OR COMMINGLED FUNDS" (Applicable to institutional Trustees only.) Investment in collective or commingled funds as permitted at paragraph )3.3(b) of the Basic Plan

                  Document #01 shall only be made to the following specifically named fund(s):

                  Funds made available after the execution of this Adoption Agreement will be listed on schedules attached to the end of this Adoption Agreement.

         (b) "COMPENSATION" Compensation shall be determined on the basis of the:

                  [X] (i)    Plan Year.
                  [ ] (ii)   Employer's Taxable Year.
                  [ ] (iii)  Calendar Year.

                  Compensation shall be determined on the basis of the following definition:

                  [ ] (iv)   Code Section 6041 and 6051 Compensation,
                  [X] (v)    Code Section 3401(a) Compensation, or
                  [ ] (vi)   Code Section 415 Compensation.

                  Compensation [X] shall [ ] shall not include Employer contributions made pursuant to a Salary Savings Agreement which are not includable in the gross income of the Employee for the reasons indicated in the definition of Compensation at
                  1.12 of the Basic Plan Document #01.

                  For purposes of the Plan, Compensation shall be limited to $________, the maximum amount which will be considered for Plan purposes. [If an amount is specified, it will limit the amount of contributions allowed on behalf of higher compensated Employees. Completion of this section is not intended to coordinate with the Code Section 401(a)(17) definition of Compensation.]

                  Exclusions From Compensation:

                  (1)      overtime.
                  (2)      bonuses.
                  (3)      commissions.

                  (4)      _____________

Type of Contribution(s)                                          Exclusion(s)
-----------------------                                          ------------
Effective Deferrals [Section 7(b)]                               ____________
Matching Contributions [Section 7(c)]                            ____________

                                                               PROTOTYPE CASH OR
                                                                DEFERRED PROFIT-
                                                               SHARING PLAN #002

         QUALIFIED Non-Elective Contributions [Section 7(d)] and Non-Elective Contributions [Section 7(e)] ___________

(c)      "ENTRY DATE"

         [ ]      (i)      The first day of the Plan Year nearest the date on
                           which an Employee meets the eligibility requirements.

         [ ]      (ii)     The earlier of the first day of the Plan Year or the
                           first day of the seventh month of the Plan Year coinciding with or following the date on which an Employee meets the eligibility requirements.

         [X]      (iii)    the first day of the Plan Year following the date on
                           which the Employee meets the eligibility requirements. If this election is made, the Service requirement at 4(a)(ii) may not exceed 1/2 year and the age requirement at 4(b)(ii) may not exceed
                           20-1/2.

         [ ]      (iv)     The first day of the month coinciding with or
                           following the date on which an Employee meets the eligibility requirements.

         [ ]       (v)     The first day of the Plan Year, or the first day of
                           the fourth month, or the first day of the seventh month or the first day of the tenth month, of the Plan Year coinciding with or following the date on which an Employee meets the eligibility requirements.

(d) "HOURS OF SERVICE" Shall be determined on the basis of the method selected below. Only one method may be selected. The method selected shall be applied to all Employees covered under the Plan as follows:

         [X]       (i)     On the basis of actual hours for which an Employee is
                           paid or entitled to payment.

         [ ]       (ii)    On the basis of days worked.

                           An Employee shall be credited with ten (10) Hours of Service if under paragraph 1.42 of the Basic Plan Document #01 such Employee would be credited with at least one (1) Hour of Service during the day.

         [ ]       (iii)   On the basis of weeks worked.

                           An Employee shall be credited with forty-five (45) Hours of Service if under paragraph 1.42 of the Basic Plan Document #01 such Employee would be credited with at least one (1) Hour of Service during the week.

         [ ]       (iv)    On the basis of semi-monthly payroll periods.

                           An Employee shall be credited with ninety-five (95) Hours of Service if under paragraph 1.42 of the Basic Plan Document #01 such Employee would be credited with at least one (l) Hour of Service during the semi-monthly payroll period.

         [ ]       (v)     On the basis of months worked.

                           An Employee shall be credited with one-hundred-ninety
                           (190) Hours of Service if under paragraph 1.42 of the Basic Plan Document #01 such Employee would be credited with at least one (1) Hour of Service during the month.

(e) "LIMITATION YEAR" The 12-consecutive month period commencing on JANUARY 1 and ending on DECEMBER 31.


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                                                               PROTOTYPE CASH OR
                                                                DEFERRED PROFIT-
                                                               SHARING PLAN #002

         If applicable, the Limitation Year will be a short Limitation Year commencing on _________ and ending on ______________. Thereafter, the Limitation Year shall end on the date last specified above.

(f)      "Net Profit"

         [X]       (i)     Not applicable (profits will not be required for any
                           contributions to the Plan).

         [ ]       (ii)    As defined in paragraph 1.49 of the Basic Plan
                           Document #01.

         [ ]       (iii)   Shall be defined as:


(g) "PLAN YEAR" The 12-consecutive month period commencing on JANUARY 1 and ending on DECEMBER 31. If applicable, the Plan Year will be a short Plan Year commencing on _______ and ending on ________. Thereafter, the Plan Year shall end on the date last specified above.

(h) "QUALIFIED EARLY RETIREMENT AGE" For purposes of making distributions under the provisions of a Qualified Domestic Relations Order, the Plan's Qualified Early Retirement Age with regard to the Participant against whom the order is entered [X] shall [ ] shall not be the date the order is determined to be qualified. If "shall" is elected, this will only allow payout to the alternate payee(s).

(i) "QUALIFIED JOINT AND SURVIVOR ANNUITY" The safe-harbor provisions of paragraph 8.7 of the Basic Plan Document #01 [X] are [ ] are not applicable. If not applicable, the survivor annuity shall be __ % (50%, 66-2/3%, 75% or 100%) of the annuity payable during the lives of the Participant and Spouse. If no answer is specified, 50% will be used.

(j)      "TAXABLE WAGE BASE"

         [ ]      (i)      Not Applicable - Plan is not integrated with Social
                           Security.

         [ ]      (ii)     The maximum earnings considered wages for such Plan
                           Year under Code Section 3121(a).

         [ ]      (iii)    __% (not more than 100%) of the amount considered
                           wages for such Plan Year under Code Section 3121(a).

         [ ]      (iv)     $_____, provided that such amount is not in excess of
                           the amount determined under paragraph 3(j)(ii) above.

         [ ]      (v)      For the 1989 Plan Year $10,000. For all subsequent
                           Plan Years, 20% of the maximum earnings considered wages for such Plan Year under Code Section 3121(a).

         NOTE: Using less than the maximum at (ii) may result in a change in the allocation formula in Section 7.

(k) "VALUATION DATE(S)" Participant Accounts will be adjusted daily to reflect all allocations at Article V of the Basic Plan Document.

(1)      "YEAR OF SERVICE"


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                                                               PROTOTYPE CASH OR
                                                                DEFERRED PROFIT-
                                                              SHARING, PLAN #002

                (i) For Eligibility Purposes: The 12-consecutive month period during which an Employee is credited with 1 (not more than 1,000) Hours of Service.

                (ii) For Allocation Accrual Purposes: The 12-consecutive month period during which an Employee is credited with 1 (not more than 1,000) Hours of Service.

                (iii) For Vesting Purposes: The 12-consecutive month period during which an Employee is credited with 1000 (not more than 1,000) Hours of Service.

4.      ELIGIBILITY REQUIREMENTS

        (a)     SERVICE:

                [X]     (i)     The Plan shall have no service requirement.

                [ ]     (ii)    The Plan shall cover only Employees having
                                completed at least _ [not more than three (3)]
                                Years of Service. If more than one (1) is specified, for Plan Years beginning in 1989 and later, the answer will be deemed to be one (1).

                NOTE: If the eligibility period selected is less than one year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such period.

(b)      AGE:

                [ ]     (i)      The Plan shall have no minimum age requirement.

                [ ]     (ii)     The Plan shall cover only Employees having
                                 attained age___ (not more than age 21).

(c)      CLASSIFICATION:

         The Plan shall cover all Employees who have met the age and service requirements with the following exceptions:

         [ ]    (i)     No exceptions.

         [X]    (ii)    The Plan shall exclude Employees included in a unit of
                        Employees covered by a collective bargaining agreement between the Employer and Employee Representatives, if retirement benefits were the subject of good faith bargaining. For this purpose, the term "Employee
                        Representative" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

         [X]    (iii)   The Plan shall exclude Employees who are nonresident
                        aliens and who receive no earned income from the Employer which constitutes income from sources within the United States.

         [ ]    (iv)    The Plan shall exclude from participation any
                        nondiscriminatory classification of Employees determined as follows:

(d)      EMPLOYEES ON EFFECTIVE DATE:

                                                               PROTOTYPE CASH OR
                                                                DEFERRED PROFIT-
                                                               SHARING PLAN #002

                  [X]   (i)      Not Applicable. All Employees will be required
                                 to satisfy both the age and Service
                                 requirements specified above.

                  [ ]   (ii)     Employees employed on the Plan's Effective Date
                                 do not have to satisfy the Service requirements specified above.

                  [ ]   (iii)    Employees employed on the Plan's Effective Date
                                 do not have to satisfy the age requirements specified above.

5.       RETIREMENT AGES

         (a)      NORMAL RETIREMENT AGE:

                  If the Employer imposes a requirement that Employees retire upon reaching a specified age, the Normal Retirement Age selected below may not exceed the Employer imposed mandatory retirement age.

                  [ ]   (i)      Normal Retirement Age shall be ___ (not to
                                 exceed age 65).

                  [X]   (ii)     Normal Retirement Age shall be the later of
                                 attaining age 65 (not to exceed age 65) or the 5 (not to exceed the 5th) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the
                                 Plan.

         (b)      EARLY RETIREMENT AGE:

                  [X]   (i)      Not Applicable.

                  [ ]   (ii)     The Plan shall have an Early Retirement Age of
                                 __ (not less than 55) and completion of Years of Service.

6.       EMPLOYEE CONTRIBUTIONS

         [X]      (a)   Participants shall be permitted to make Elective
                        Deferrals in any amount from 1% up to 15% of their Compensation.

         [ ]      (b)   Participants shall be permitted to make after tax
                        Voluntary Contributions in any amount from __% up to __% of their Compensation

         [ ]      (c)   Participants shall be required to make after tax
                        Voluntary Contributions as follows (Thrift Savings
                        Plan):

                        [ ]   (i)      __% of Compensation.

                        [ ]   (ii)     A percentage determined by the Employee
                                       on his or her enrollment form.

                  (d) Participants shall be permitted to amend their deferral agreements to change the contribution percentage:

                        [ ]   (i)      On the first day of the next quarter.

                        [ ]   (ii)     Upon 30 days notice to the Employer.

                                                               PROTOTYPE CASH OR
                                                                DEFERRED PROFIT-
                                                               SHARING PLAN #002

                  (e) Participants [ ] may [X] may not have Elective Deferrals recharacterized as Voluntary Contributions to satisfy the Average Deferral Percentage Test.

7.       EMPLOYER CONTRIBUTIONS AND ALLOCATION THEREOF-

         NOTE: The Employer shall make contributions to the Plan in accordance with the formula or formulas selected below. The Employer's contribution shall be subject to the limitations contained in Articles III and X. For this purpose, a contribution for a Plan Year shall be limited for the Limitation Year which ends with or within such Plan Year. Also, the integrated allocation formulas below are for Plan Years beginning in 1989 and later. The Employer's allocation for earlier years shall be as specified in its Plan prior to amendment for the Tax Reform Act of 1986.

         (a)      Profits Requirement:

                  (i)      Current or Accumulated Net Profits are required for:

                           Yes     No
                           ---     ---
                           [ ]     [X]     (A)     Matching Contributions.
                           [ ]     [X]     (B)     Qualified Non-Elective Contributions.
                           [ ]     [X]     (C)     discretionary contributions.

         NOTE. Elective Deferrals can always be contributed regardless of profits.

[X]      (b)      SALARY SAVINGS AGREEMENT:

                  The Employer shall contribute and allocate to each Participant's account an amount equal to the amount withheld from the Compensation of such Participant pursuant to his or her Salary Savings Agreement. If applicable, the maximum percentage is specified in Section 6 above. An Employee who has terminated his or her election under the Salary Savings Agreement other than for hardship reasons may not make another Elective Deferral:

                  [ ]    (i)    until the first day of the next Plan Year.

                  [ ]    (ii)   for a period of month(s) (not to exceed 12
                                months).

[X]      (c)      MATCHING EMPLOYER CONTRIBUTION [SEE PARAGRAPHS (h) and (i)]:

                  [ ]    (i)    PERCENTAGE MATCH: The Employer shall contribute
                                and allocate to each eligible Participant's
                                account an amount equal to     % of the amount
                                contributed and allocated in accordance with
                                paragraph 7(b) above and (if checked)    % of
                                [ ] the amount of Voluntary Contributions made
                                in accordance with paragraph 4.1 of the Basic
                                Plan Document #01. The Employer shall not match
                                Participant Elective Deferrals as provided above
                                in excess of $     or in excess of    % of the
                                Participant's Compensation or if applicable,
                                Voluntary Contributions in excess of $      or
                                in excess of     % of the Participant's
                                Compensation. In no event will the match on both
                                Elective Deferrals and Voluntary Contributions
                                exceed a combined amount of $      or      %.

                                                               PROTOTYPE CASH OR
                                                                DEFERRED PROFIT-
                                                               SHARING PLAN #002

                  [X]    (ii)   DISCRETIONARY MATCH: The Employer shall
                                contribute and allocate to each eligible
                                Participant's account a percentage of the Participant's Elective Deferral contributed and allocated in accordance with paragraph 7(b) above. The Employer shall set such percentage prior to the end of' the Plan Year. The Employer shall not match Participant Elective Deferrals in excess of' S or in excess of % of the Participant's Compensation.

                  [ ]    (iii)  TIERED MATCH: The Employer shall contribute and
                                allocate to each Participant's account an amount equal to ____% of the first ____% of the Participant's Compensation, to the extent deferred.

                                ____% of the next ____% of the Participant's
                                Compensation, to the extent deferred.

                                ____% of the next ____% of the Participant's
                                Compensation, to the extent deferred.

         NOTE: Percentages specified in (iii) above may not increase as the percentage of Participant's contribution increases.

                  [ ]    (iv)   FLAT DOLLAR MATCH: The Employer shall contribute
                                and allocate to each Participant's account
                                $______ if the Participant defers at least 1% of Compensation.

                  [ ]    (v)    PERCENTAGE OF COMPENSATION MATCH: The Employer
                                shall contribute and allocate to each
                                Participant's account ____% of Compensation if the Participant defers at least 1% of Compensation.

                  [ ]    (vi)   PROPORTIONATE COMPENSATION MATCH: The Employer
                                shall contribute and allocate to each
                                Participant who defers at least 1% of
                                Compensation. an amount determined by
                                multiplying such Employer Matching Contribution by a fraction the numerator of which is the Participant's Compensation and the denominator of which is the Compensation of all Participants eligible to receive such an allocation. The
                                Employer shall set such discretionary
                                contribution prior to the end of the Plan Year.

                  [X]    (vii)  QUALIFIED MATCH: Employer Matching Contributions
                                will be treated as Qualified Matching
                                Contributions to the extent specified below:

                                    [ ] (A) All Matching Contributions.

                                    [X] (B) None.

                                    [ ] (C) __% of the Employer's Matching
                                            Contribution.

                                    [ ] (D) Up to __% of each Participant's
                                            Compensation.

                                    [ ] (E) The amount necessary to meet the [ ]
                                            Average Deferral Percentage (ADP)
                                            Test, [ ] Average Contribution
                                            Percentage (ACP) Test, [ ] Both the
                                            ADP and ACP Tests.

                                                               PROTOTYPE CASH OR
                                                                DEFERRED PROFIT-
                                                               SHARING PLAN #002

                                           Qualified Matching Contributions are
                                           fully vested and are subject to
                                           withdrawal restrictions prior to the
                                           earlier of age 59 1/2 or separation
                                           from employment.

                           (viii)   MATCHING CONTRIBUTION COMPUTATION PERIOD:
                                    The time period upon which matching
                                    contributions will be based shall be

                                    [ ]    (A)     weekly
                                    [ ]    (B)     bi-weekly
                                    [ ]    (C)     semi-monthly
                                    [ ]    (D)     monthly
                                    [X]    (E)     quarterly
                                    [ ]    (F)     semi-annually
                                    [ ]    (G)     annually

                           (ix) ELIGIBILITY FOR MATCH: Employer Matching Contributions, whether or not Qualified, will only be made on Employee Contributions not withdrawn prior to the end of the [X] Matching Contribution Computation Period Plan Year.

[X]      (d)      QUALIFIED NON-ELECTIVE EMPLOYER CONTRIBUTION - [See paragraphs
                  (h) and (i)] These contributions are fully vested when contributed.

                  The Employer shall have the right to make an additional discretionary contribution which shall I be allocated to each eligible Employee in proportion to his or her Compensation as a percentage of the Compensation of all eligible Employees. This part of the Employer's contribution and the allocation thereof shall be unrelated to any Employee contributions made hereunder. Qualified non-Elective Contributions shall be taken into account to the extent necessary to satisfy the ADP or ACP test requirements. Qualified non-Elective Contributions will be allocated to:

                  [ ]      (i)      All Employees eligible to participate.

                  [X]      (ii)     Only non-Highly Compensated Employees
                                    eligible to participate.

[X]      (E)      ADDITIONAL EMPLOYER CONTRIBUTION OTHER THAN QUALIFIED
                  NON-ELECTIVE CONTRIBUTIONS - NON-INTEGRATED [SEE PARAGRAPHS
                  (h) AND (i)]

                  The Employer shall have the right to make an additional discretionary contribution which shall be allocated to each eligible Employee in proportion to his or her Compensation as a percentage of the Compensation of all eligible Employees. 'This part of the Employer's contribution and the allocation thereof shall be unrelated to any Employee contributions made hereunder.

[ ]      (f)      ADDITIONAL EMPLOYER CONTRIBUTION - INTEGRATED ALLOCATION
                  FORMULA [SEE PARAGRAPHS (h) AND (i)]

                  The Employer shall have the right to make an additional discretionary contribution. The Employer's contribution for the Plan Year plus any forfeitures shall be allocated to the accounts of eligible Participants as follows:

                                                               PROTOTYPE CASH OR
                                                                DEFERRED PROFIT-
                                                               SHARING PLAN #002


                  (i) First, to the extent contributions and forfeitures are sufficient, all Participants will receive an allocation equal to 3% of their Compensation.

                  (ii) Next, any remaining Employer Contributions and forfeitures will be allocated to Participants who have Compensation in excess of the Taxable Wage Base (excess Compensation). Each such Participant will receive an allocation in the ratio that his or her excess compensation bears to the excess Compensation of all Participants. Participants may only receive an allocation of 3% of excess Compensation.

                  (iii) Next, any remaining Employer contributions and forfeitures will be allocated to all Participants in the ratio that their Compensation plus excess Compensation bears to the total Compensation plus excess Compensation of all Participants. Participants may only receive an allocation of up to 2.7% of their Compensation plus excess Compensation, under this allocation method. If the Taxable Wage Base defined at Section 3(j) is less than or equal to the greater of $10,000 or 20% of the maximum, the 2.7% need not be reduced. If the amount specified is greater than the greater of $10,000 or 20% of the maximum Taxable Wage Base, but not more than 80%, 2.7% must be reduced to 1.3%. If the amount specified is greater than 80% but less than 100% of the maximum Taxable Wage Base, the 2.7% must be reduced to 2.4%.

                  NOTE: If the Plan is not Top-Heavy or if the Top-Heavy minimum contribution or benefit is provided under another Plan [see Section 11(c)(ii)] covering the same Employees, sub-paragraphs (i) and (ii) above may be disregarded and 5.7%, 4.3% or 5.4% may be substituted for 2.7%, 1.3% or 2.4% where it appears in (iii) above.

                  (iv) Next, any remaining Employer contributions and forfeitures will be allocated to all Participants (whether or not they received an allocation under the preceding paragraphs) in the ratio that each Participant's Compensation bears to all Participants' Compensation.

         [ ] (g) ADDITIONAL EMPLOYER CONTRIBUTION-ALTERNATIVE INTEGRATED ALLOCATION FORMULA. [SEE PARAGRAPH (h) AND (i)]

                  The Employer shall have the right to make an additional discretionary contribution. To the extent that such contributions are sufficient, they shall be allocated as follows:

                  __% of each eligible Participant's Compensation plus __% of Compensation in excess of the Taxable Wage Base defined at
                  Section 3(j) hereof. The percentage on excess compensation may not exceed the lesser of (i) the amount first specified in this paragraph or (ii) the greater of $.7% or the percentage rate of tax under Code Section 3111(a) as in effect on the first day of the Plan Year attributable to the Old Age (OA) portion of the OASDI provisions of the Social Security Act. If the Employer specifies a Taxable Wage Base in Section 3(j) which is lower than the Taxable Wage Base for Social Security purposes (SSTWB) in effect as of the first day of the Plan Year, the percentage contributed with respect to excess Compensation must be adjusted. If the Plan's Taxable Wage Base is greater than the larger of $10,000 or 20% of the SSTWB but not more than 80% of the SSTWB, the excess percentage is 4.3%. If the Plan's Taxable Wage Base is greater than 80% of the SSTWB but less than 100% of the SSTWB, the excess percentage is 5.4%.

         NOTE: Only one plan maintained by the Employer may be integrated with Social Security.

                                                               PROTOTYPE CASH OR
                                                                DEFERRED PROFIT-
                                                               SHARING PLAN #002


             (h)  ALLOCATION OF EXCESS AMOUNTS (ANNUAL ADDITIONS)

                  Excess Amounts shall be eliminated by first returning Employee after tax contributions, then returning Employee required after tax contributions, and then returning Employee Elective Deferrals. In the case of a Highly Compensated Employee only unmatched Elective Deferrals may be returned. If any excess remains after completing the above refunds the excess will be:

                  [X] (i) unallocated until the next Limitation Year at which time it will be allocated to the affected Participant.

                  [ ] (ii) allocated to other eligible Participants in proportion to Compensation.

             (i)  MINIMUM EMPLOYER CONTRIBUTION UNDER TOP-HEAVY PLANS:

                  For any Plan Year during which the Plan is Top-Heavy, the sum of the contributions and forfeitures as allocated to eligible Employees under paragraphs 7(d), 7(e), 7(f), 7(g) and 9 of this Adoption Agreement shall not be less than the amount required under paragraph 14.2 of the Basic Plan document #01. Top-Heavy minimums will be allocated to:

                  [ ] (i)   all eligible Participants.

                  [X] (ii)  only eligible non-Key Employees who are
                            Participants.

             (j)  RETURN OF EXCESS CONTRIBUTIONS AND/OR EXCESS AGGREGATE
                  CONTRIBUTIONS:

                  In the event that one or more Highly Compensated Employees is subject to both the ADP and ACP tests and the sum of such tests exceeds the Aggregate Limit, the limit will be satisfied by reducing the:

                  [ ] (i)   the ACP of the affected Highly Compensated
                            Employees.

                  [X] (ii) a combination of the ADP and ACP of the affected Highly Compensated Employees.

                  [ ] (iii) The ADP of the affected Highly Compensated
                            Employees.

8.          ALLOCATIONS TO TERMINATED EMPLOYEES

            [ ]   (a) The Employer will not allocate Employer related
                      contributions to Employees who terminate during a Plan Year, unless required to satisfy the requirements of Code
                      Section 401(a)(26) and 410(b). (These requirements are effective for 1989 and subsequent Plan Years.)

            [X]   (b) The Employer will allocate Employer matching and other related contributions as indicated below to Employees who terminate during the Plan Year as a result of:

                      Matching     Other
                      --------     -----

                        [X]         [X]    (i)   Retirement.

                        [X]         [X]    (ii)  Disability.

                        [X]         [X]    (iii) Death.

                        [ ]         [ ]    (iv)  Other termination of
                                                 employment provided that the
                                                 Participant has completed a
                                                 Year of Service as defined for
                                                 Allocation Accrual Purposes.

                        [ ]         [ ]    (v)   Other termination of employment
                                                 even though the Participant has
                                                 not completed a Year of
                                                 Service.

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                                                               PROTOTYPE CASH OR
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                        [ ]         [ ]    (vi)  Termination of employment (for
                                                 any reason) provided that the
                                                 Participant had completed a
                                                 Year of Service for Allocation
                                                 Accrual Purposes.

9.       ALLOCATION OF FORFEITURES

         NOTE: Subsections (a), (b) and (c) below apply to forfeitures of amounts other than Excess Aggregate Contributions.

         (a)      ALLOCATION ALTERNATIVES:

                  [ ]      (i)      Not Applicable. All contributions are always
                                    fully vested.

                  [ ]      (ii)     Forfeitures shall be allocated to
                                    Participants in the same manner as the
                                    Employer's contribution.

                                    [1]      Forfeitures attributable to
                                             Employer discretionary
                                             contributions and Top-Heavy
                                             minimums will be allocated to:

                                             [ ] all eligible Participants under
                                                 the Plan.

                                             [ ] only those Participants
                                                 eligible for an allocation of
                                                 matching contributions in the
                                                 current year.

                                    [2]      Forfeitures attributable to
                                             Employer Matching contributions
                                             will be allocated to:

                                             [ ] all eligible Participants.

                                             [ ] only those Participants
                                                 eligible for allocations of
                                                 matching contributions in the
                                                 current year.

                  [X]      (iii)    Forfeitures shall be applied to reduce the
                                    Employer's contribution for such Plan Year.

                  [ ]      (iv)     Forfeitures shall be applied to offset
                                    administrative expenses of the Plan. If
                                    forfeitures exceed these expenses, (iii) above shall apply.

         (b)      DATE FOR REALLOCATION:

                  Forfeitures shall be reallocated to eligible Employees on the earlier of: (1) the end of the Plan Year during which the Participant receives distribution of his or her benefit, or
                  (ii) the end of the Plan Year during which the Participant incurs five consecutive one year Breaks in Service.

         (c)      RESTORATION OF FORFEITURES:

                  If amounts are forfeited prior to five consecutive 1-year Breaks in Service, the Funds for restoration of account balances will be obtained by means of an additional Employer contribution.

         (d)      FORFEITURES OF EXCESS AGGREGATE CONTRIBUTIONS SHALL BE:

                  [X]      (i)      Applied to reduce Employer contributions.

                  [ ]      (ii)     Allocated, after all other forfeitures under
                                    the Plan, to the Matching Contribution
                                    account of each non-highly compensated
                                    Participant who made Elective Deferrals or Voluntary Contributions in the ratio which each such Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year. Such forfeitures cannot be allocated to the account of any Highly Compensated Employee.

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                                                               PROTOTYPE CASH OR
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                  Forfeitures of Excess Aggregate Contributions will be so
                  applied at the end of the Plan Year in which they occur.

10.      CASH OPTION

         [ ]      (a)      The Employer may permit a Participant to elect to
                           defer to the Plan, an amount not to exceed __% of any Employer paid cash bonus made for such Participant for any year. A Participant must file an election to defer such contribution at least fifteen (15) days prior to the end of the Plan Year. If the Employee fails to make such an election, the entire Employer paid cash bonus to which the Participant would be entitled shall be paid as cash and not to the Plan.
                           Amounts deferred under this section shall be treated for all purposes as Elective Deferrals.
                           Notwithstanding the above, the election to defer must be made before the bonus is made available to the Participant.

         [X]      (b)      Not Applicable.

11.      LIMITATIONS ON ALLOCATIONS AND TOP HEAVY PROVISIONS

         [X] This is the only Plan the Employer maintains or ever maintained, therefore, this section is not applicable.

         [ ] ANNUAL ADDITIONS - The Employer does maintain or has maintained another Plan (including a Welfare Benefit Fund or an individual medical account (as defined in Code Section 415(l)(2)), under which amounts are treated as Annual Additions) and has completed the proper sections below.

                  Complete (a), (b) and (c) only if the Employer maintains or ever maintained another qualified plan, including a Welfare Benefit Fund or an individual medical account [as defined in Code Section 415(l)(2)] in which any Participant in this Plan is (or was) a participant or could possibly become a participant.

         (a) If the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer, other than a Master or Prototype Plan:

                  [ ]      (i)      the provisions of Article X of the Basic
                                    Plan Document #01 will apply, as if the
                                    other plan were a Master or Prototype Plan.

                  [ ]      (ii)     Attach provisions stating the method under
                                    which the plans will limit total Annual
                                    Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion.

         (b) If a Participant is or ever has been a participant in a Defined Benefit Plan maintained by the Employer:

                           Attach provisions which will satisfy the 1.0 limitation of Code Section 415(e). Such language must preclude Employer discretion. The Employer must also specify the interest and mortality assumptions used in determining Present Value in the Defined Benefit Plan.

                                                               PROTOTYPE CASH OR
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         (c)      TOP HEAVY CONTRIBUTION - The minimum contribution or benefit required under Code Section 416 relating to Top-Heavy Plans shall be satisfied by:

                  [ ]      (i)      this Plan.

                  [ ]      (ii)     ____________________________________________
                                    (Name of other qualified plan of the
                                    Employer).

                  [ ]      (iii)    Attach provisions stating the method under
                                    which the minimum contribution and benefit provisions of Code Section 416 will be satisfied. If a Defined Benefit Plan is or was maintained, an attachment must be provided showing interest and mortality assumptions used in the Top-Heavy Ratio.

12.      VESTING

         Employees shall have a fully vested and nonforfeitable interest in any Employer contribution and the investment earnings thereon made in accordance with paragraphs (select one or more options) [ ] 7(c), [ ] 7(e), [ ] 7(f), [ ] 7(g) and [ ] 7(i) hereof. Contributions under paragraph 7(b), 7(c)(vii) and 7(d) are always fully vested. If one or more of the foregoing options are not selected, such Employer contributions shall be subject to the vesting table selected by the Employer.

         Each Participant shall acquire a vested and nonforfeitable percentage in his or her account balance attributable to Employer contributions and the earnings thereon under the procedures selected below except with respect to any Plan Year during which the Plan is Top-Heavy, in which case the Two-twenty vesting schedule [Option (b)(iv)] shall automatically apply unless the Employer has already elected a faster vesting schedule. If the Plan is switched to option (b)(iv), because of its Top-Heavy status, that vesting schedule will remain in effect even if the Plan later becomes non-Top-Heavy until the Employer executes an amendment of this Adoption Agreement indicating otherwise.

         (a)      COMPUTATION PERIOD:

                  The computation period for purposes of determining Years of Service and Breaks in Service for purposes of computing a Participant's nonforfeitable right to his or her account balance derived from Employer contributions:

                  [ ]  (i)   shall not be applicable since Participants are
                             always fully vested,

                  [ ]  (ii)  shall commence on the date on which an
                             Employee first performs an Hour of Service for the Employer and each subsequent 12-consecutive month period shall commence on the anniversary thereof, or

                  [X]  (iii) shall commence on the first day of the Plan
                             Year during which an Employee first performs an Hour of Service for the Employer and each subsequent 12-consecutive month period shall commence on the anniversary thereof.

         A Participant shall receive credit for a Year of Service if he or she completes at least 1,000 Hours of Service [or if lesser, the number of hours specified at 3(l)(iii) of this Adoption Agreement] at any time during the 12-consecutive month computation period. Consequently, a Year of Service may be earned prior to the end of the 12-consecutive month computation period and the Participant need not be employed at the end of the 12-consecutive month computation period to receive credit for a Year of Service.

                                                               PROTOTYPE CASH OR
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         (b)      VESTING SCHEDULES:

         NOTE: The vesting schedules below only apply to a Participant who has at least one Hour of Service during or after the 1989 Plan Year. If applicable, Participants who separated from Service prior to the 1989 Plan Year will remain under the vesting schedule as in effect in the Plan prior to amendment for the Tax Reform Act of 1986.

                  (i)      Full and immediate vesting.

                                            Years of Service
                                            ----------------
                         1       2        3         4       5        6        7
                        ---     ----     ----      ---     ----     ----     ----
         (ii)          ___%     100%
         (iii)         ___%     ___%     100%
         (iv)            0%      20%      40%      60%      80%     100%
         (v)           ___%     ___%      20%      40%      60%      80%     100%
         (vi)           10%      20%      30%      40%      60%      80%     100%
         (vii)         ___%     ___%     ___%     ___%     100%
         (viii)        ___%     ___%     ___%     ___%     ___%     ___%     100%

         NOTE: The percentages selected for schedule (viii) may not be less for any year than the percentages shown at schedule (v).

                  [X] All contributions other than those which are fully vested when contributed will vest under schedule iv above.

                  [ ] Contributions other than those which are fully vested when contributed will vest as provided below:

                      Vesting
                  Option Selected     Type Of Employer Contribution
                  ---------------     -----------------------------
                                      7(c) Employer Match on Salary Savings
                  ---------
                                      7(c) Employer Match on
                                              Employee Voluntary
                  ---------
                                      7(e) Employer Discretionary
                  ---------
                                      7(f) & (g) Employer Discretionary-Integrated
                  ---------

                                                               PROTOTYPE CASH OR
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                                                               SHARING PLAN #002

     (c)  SERVICE DISREGARDED FOR VESTING:

          [ ]   (i) Not Applicable. All Service shall be considered.

          [ ] (ii) Service prior to the Effective Date of this Plan or a predecessor plan shall be disregarded when computing a Participant's vested and nonforfeitable interest.

          [X] (iii) Service prior to a Participant having attained age 18 shall be disregarded when computing a Participant's vested and nonforfeitable interest.

13. SERVICE WITH PREDECESSOR ORGANIZATION

    For purposes of satisfying the Service requirements for eligibility, Hours of Service shall include Service with the following predecessor organization(s):

    (These hours will also be used for vesting purposes.)

    N/A

14. ROLLOVER/TRANSFER CONTRIBUTIONS

     (a) Rollover Contributions, as described at paragraph 4.3 of the Basic Plan Document #01, [X] shall [ ] shall not be permitted. If permitted, Employees [X] may [ ] may not make Rollover Contributions prior to meeting the eligibility requirements for participation in the Plan.

     (b) Transfer Contributions, as described at paragraph 4.4 of the Basic Plan Document #01 [ ] shall [X] shall not be permitted. If permitted, Employees [ ] may [ ] may not make Transfer Contributions prior to meeting the eligibility requirements for participation in the Plan.

     NOTE:Even if available, the Employer may refuse to accept such contributions if its Plan meets the safe-harbor rules of paragraph 8.7 of the Basic Plan Document #01.

15. HARDSHIP WITHDRAWALS

    Hardship withdrawals, as provided for in paragraph 6.9 of the Basic Plan Document #01, [X] are [ ] are not permitted.

16. PARTICIPANT LOANS

    Participant loans, as provided for in paragraph 13.5 of the Basic Plan Document #01, [X] are [ ] are not permitted. If permitted, repayments of principal and interest shall be repaid to [X] the Participant's segregated account or [ ] the general Fund.

17. EMPLOYER INVESTMENT DIRECTION

    The Employer investment direction provisions, as set forth in paragraph 13.7 of the Basic Plan Document #01, [ ] shall [X] shall not be applicable.

                                                               PROTOTYPE CASH OR
                                                                DEFERRED PROFIT-
                                                               SHARING PLAN #002

18.  EMPLOYEE INVESTMENT DIRECTION

     Participants may direct the investment of Contributions specified below among funds offered by the Sponsor in accordance with paragraph 13.8 of the Basic Plan Document #01.

     [X]  Employee related contributions.

     [X]  Employer matching contributions.

     [X]  Employer discretionary contributions.



19.  EARLY PAYMENT OPTION

     (a) A Participant who separates from Service prior to retirement, death or Disability [X] may [ ] may not make application to the Employer requesting an early payment of his or her vested account balance.

     (b) A Participant who has attained age 59-1/2 and who has not separated from Service [X] may [ ] may not obtain a distribution of his or her vested Employer contributions. Distribution can only be made if the Participant is 100% vested.

     (c) A Participant who has attained the Plan's Normal Retirement Age and who has not separated from Service [X] may [ ] may not receive a distribution of his or her vested account balance.

     NOTE:If the Participant has had the right to withdraw his or her account balance in the past, this right may not be taken away.
          Notwithstanding the above, to the contrary, required minimum distributions will be paid. For timing of distributions, see item 21(a) below.


20.  DISTRIBUTION OPTIONS

     (a)  TIMING OF DISTRIBUTIONS:

          [ ] (i) As soon as administratively feasible following the close of the Plan Year during which a distribution is requested or is otherwise payable.

          [X] (ii) As soon as administratively feasible, following the date on which a distribution is requested or is otherwise payable.

          [ ] (iii) As soon as administratively feasible, after the close of the Plan Year during which the Participant incurs ____ consecutive one-year Breaks in Service.

          [ ] (iv) Only after the Participant has achieved the Plan's Normal Retirement Age, or Early Retirement Age, if applicable.


     (b)  OPTIONAL FORMS OF PAYMENT:

          [X]  (i)  Lump Sum.
          [ ] (ii)  Installment Payments.
          [ ](iii)  If applicable, other form(s) as previously offered

     (c)  RECALCULATION OF  LIFE EXPECTANCY:

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                                                               PROTOTYPE CASH OR
                                                                DEFERRED PROFIT-
                                                               SHARING PLAN #002


          In determining required distributions under the Plan, Participants and/or their Spouse (Surviving Spouse) [X] shall [ ] shall not have the right to have their life expectancy recalculated annually. If life expectancy is recalculated, it will follow the Employer's administrative policy.

21.  SPONSOR CONTACT

     Employers should direct questions concerning the language contained in and qualification of the Prototype to:

     THE CASE MANAGER ASSIGNED TO YOUR PLAN

     1-800-338-4015

     In the event that the Sponsor amends, discontinues or abandons this Prototype Plan, notification will be provided to the Employer's address provided on the first page of this Agreement.

                                                               PROTOTYPE CASH OR
                                                                DEFERRED PROFIT-
                                                               SHARING PLAN #002

22.  SIGNATURES:

     THE SPONSOR RECOMMENDS THAT YOU CONTACT YOUR ATTORNEY OR TAX ADVISOR PRIOR TO EXECUTING THIS ADOPTION AGREEMENT.

(a)  EMPLOYER:

     Name and address of Employer if different than specified in Section I above.

     This agreement and the corresponding provisions of the Plan and Trust Account Basic Plan Document #01 were adopted by the Employer the ____ day of _____________, 19___.

     Signed for the Employer by:   BRUCE WHITE
     Title:                        DIRECTOR, CONTRACTS & ADMINISTRATION
     Signature:                    _________________________________________

     THE EMPLOYER UNDERSTANDS THAT ITS FAILURE TO PROPERLY COMPLETE THE ADOPTION AGREEMENT MAY RESULT IN DISQUALIFICATION OF ITS PLAN.

     Employer's Reliance: The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Code Section 401. In order to obtain reliance with respect to Plan qualification, the Employer must apply to the appropriate Key District Office for a determination letter.

     This Adoption Agreement can only be used in conjunction with Basic Plan Document #01.

                                                               PROTOTYPE CASH OR
                                                                DEFERRED PROFIT-
                                                               SHARING PLAN #002

[X]  (b) TRUSTEE


     Name of Trustee:

     NORWEST BANKS OF COLORADO, INC.

     The assets of the Fund shall be invested in accordance with paragraph 13.3 of the Basic Plan Document #01 as a Trust. As such, the Employer's Plan as contained herein was accepted by the Trustee the______ day of_____________, 19___.

     Signed for the Trustee by: MS. PENNY CONYERS

     Title:                     TRUST OFFICER

     Signature:                 ____________________________________________

     (c) SPONSOR:

     The Employer's Agreement and the corresponding provisions of the Plan and Trust Account Basic Plan Document #01 were accepted by the Sponsor the 20th day of October, 1999.

     Signed for the Sponsor by: MARK R. HACKL

     Title:                     VICE PRESIDENT

     Signature:                 /s/ MARK R. HACKL
                                ___________________________________________

                 TELECOMMUNICATION SYSTEMS, INC. 401(k) & PROFIT

                                  SHARING PLAN

                            SUMMARY PLAN DESCRIPTION



                                JANUARY 1, 1999

                            SUMMARY PLAN DESCRIPTION

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
I        INTRODUCTION

II       PLAN DATA
         Agent For Service Of Legal Process
         Effective Date
         Employer
         Plan Administrator
         Plan Year
         Trustee
         Type Of Administration

III      DEFINITIONS
         Break In Service
         Compensation
         Disability
         Effective Date
         Elective Deferral
         Entry Date
         Family Member
         Highly Compensated Employee
         Hour Of Service
         Maternity/Paternity Leave
         Normal Retirement Age
         Spouse
         Year Of Service

IV       ELIGIBILITY REQUIREMENTS AND PARTICIPATION

V        EMPLOYEE CONTRIBUTIONS
         Elective Deferrals
         Rollover And Transfer Contributions

VI       EMPLOYER CONTRIBUTIONS
         Contribution Formula
         Eligibility For Allocation

VII      GOVERNMENT REGULATIONS


VIII     PARTICIPANT ACCOUNTS


IX       VESTING

         Determining Vested Benefit
         Payment Of Vested Benefit
         Loss Of Benefits
         Reallocation of Forfeiture
         Reemployment

X        TOP-HEAVY RULES

XI       RETIREMENT BENEFITS AND DISTRIBUTIONS
         Retirement Benefits
         Distributions During Employment
         Hardship Withdrawals
         Beneficiary
         Death Benefits
         Form Of Payment
         Rollover of Payment
         Time Of Payment

XII      INVESTMENTS
         Trust Fund
         Investment Responsibility
         Employee Investment Direction
         Participant Loans

XIII     ADMINISTRATION
         Plan Administrator
         Trustee

XIV      AMENDMENT AND TERMINATION

XV       LEGAL PROVISIONS
         Rights Of Participants
         Fiduciary Responsibility
         Employment Rights
         Benefit Insurance
         Claims Procedure
         Assignment

I        INTRODUCTION

         Your Employer has established a retirement plan to help supplement your retirement income. Under the program, the Employer makes contributions to a Trust Fund which will pay you a benefit at retirement. Details about how the Plan works are contained in this summary. While the summary describes the principal provisions of the Plan, it does not include every limitation or detail. If there is a discrepancy between this booklet and the official Plan document, the Plan document shall govern. You may obtain a copy of the Plan document from the Plan Administrator. The Plan Administrator may charge a reasonable fee for providing you with the copy.

II       PLAN DATA

         A.       AGENT FOR SERVICE OF LEGAL PROCESS: The Employer or Trustee.

         B.       EFFECTIVE DATE: The Effective Date of the original Plan was
                                  January 1, 1991; the Effective Date of the amended Plan is January 1, 1999.

         C.       EMPLOYER:       TeleCommunication Systems, Inc.
                  Address:        275 West Street Suite 400
                                  Annapolis, MD 21401
                  Telephone No.:  (410) 280-1281
                  Tax I. D. No.:  52-1526369
                  Plan No.:       001

         D. PLAN ADMINISTRATOR: The Employer has been designated to serve as Plan Administrator.

         E. PLAN YEAR: The 12-month period beginning on January 1 and ending on December 31.

         F.       TRUSTEE(S): Norwest Banks of Colorado, Inc.
                  Address: 1740 Broadway,
                  Denver, CO 80274-8697
                  Telephone No.: (303) 863-4675

         G.       TYPE OF ADMINISTRATION: Trust Fund

III      DEFINITIONS

         A. BREAK IN SERVICE. A Plan Year during which you are not credited with or are not paid for more than 500 hours. If you go into the military service of the United States, you are not considered terminated as long as you return to work within the time required by law. If you separate from employment and incur a Break in Service, all contributions to your various accounts are suspended. [See special rules relating to maternity and paternity leave below. Also, see Section VI(B) to determine your eligibility to share in the

                  Employer's Contribution if you separate from employment, but do not incur a Break In Service.] If a Break in Service occurs and you return to full time employment with the Employer, your rights are explained in the section entitled "Vesting".

         B. COMPENSATION. Your total salary, pay, or earned income from the Employer, as reflected on tax Form W-2, which is subject to withholding when earned. Compensation will include amounts received by you during the Plan Year and earned while a Participant. Compensation shall be limited to $200,000 as adjusted for inflation. For Plan Years beginning in 1994, Compensation shall be limited to $150,000 as adjusted for inflation.

                  Compensation shall include amounts deferred under 401(k) plans and Section 125 cafeteria plans.

         C. DISABILITY. A potentially permanent illness or Injury, as certified to by a physician who is approved by the Employer, which prevents you] from engaging in work for which you are qualified for a period of at least 12 months.

         D. EFFECTIVE DATE. The date on which the Plan starts or an amendment is effective.

         E. ELECTIVE DEFERRAL. Employer contributions made to the Plan at your election, instead of being given to you in cash as part of your salary. You can elect to defer a portion of your salary, instead of receiving it in cash, and your Employer will contribute it to the Plan on your behalf.

         F. ENTRY DATE. The date on which you enter the Plan. Your Entry Date WILL be immediately after you meet the eligibility requirements.

         G. FAMILY MEMBER. The Spouse or lineal ascendant or descendant (or Spouse thereof) of either a more than 5% owner of the Employer or one of the ten highest compensated Highly Compensated Employees of the Employer.

         H. HIGHLY COMPENSATED EMPLOYEE. Any Employee who during the current or prior Plan Year (1) was a more than 5% owner, (2) received more than $75,000 in Compensation as adjusted for inflation (3) received more than $50,000 in Compensation as adjusted for inflation and was in the top 20% of Employees when ranked by Compensation, or (4) was an officer receiving more than $45,000 in Compensation as adjusted for inflation. Family Members of any 5% owner, or Highly Compensated Employee in the group of the ten Employees with the greatest Compensation, will be combined as if they were one person for purposes of Compensation and contributions. If you are not currently or never were Highly Compensated, or a Family Member of a Highly Compensated Employee, you are a Non-highly Compensated Employee.

         I.       Hour Of Service. You will receive credit for each hour you are
                  (1) paid for being on your job, (2) paid even if you are not at work (vacation, sickness. leave of absence, or disability), or (3) paid for back pay if hours were not already counted. A maximum of 501 hours will be credited in any year for periods during which you are not at work but are paid. Hours of Service will be calculated based on actual hours you are entitled to payment. Your Flours of Service with N/A are included for eligibility and vesting in this Plan.

         J. MATERNITY/PATERNITY LEAVE. You may be eligible for additional Hours of Service if you leave employment, even if temporarily, due to childbirth or adoption. If this is the case, you will be credited with enough hours (up to 501 ) of service to prevent a Break in Service, either in the year you leave employment or the following year. For example, if you have 750 Hours of Service in the year that your child is born, you would not get any more hours credited for that Plan Year since you do not have a Break in Service. Therefore, if you do not return to employment the following year, you will get 501 Hours of Service so you will not have a Break in Service in that year. Alternatively, if you do return the following year, but work only 300 hours, you will receive an additional 201 hours in order to prevent a break. These Hours of Service for maternity or paternity leave must all be used in one Plan Year. They are used only to prevent a Break in Service and not for calculating your Years of Service for eligibility, vesting or benefits.

         K. NORMAL RETIREMENT AGE. The attainment of age 65, or, if later, the 5 anniversary of the first day of the Plan Year during which you entered the Plan.

         L. SPOUSE. The person to whom you are or were legally married, or your common law Spouse if common law marriage is recognized by the state in which you live. In order for your Spouse to receive a benefit under this Plan, he or she may not predecease you. A former Spouse may be treated as a "Spouse" under this definition if recognized as such under a Qualified Domestic Relations Order as explained at Section XV(F) of this Summary Plan Description.

         M.       YEAR OF SERVICE.

                  ELIGIBILITY

                  For purposes of determining your eligibility to participate in the Plan, a Year of Service is a 12-consecutive month period beginning on your date of hire during which you are credited with at least 1 Hours of Service.

                  CONTRIBUTION

                  For purposes of determining whether or not you are entitled to have a contribution allocated to your account, a Year of Service is a 12-consecutive month period, which is the same as the Plan Year. For Employer Matching Contributions you must be credited with at least 1 Hours of Service in the Plan Year. For Employer Contributions other than Matching Contributions you must be credited with at least 1 Hours of Service in the Plan Year.

                  VESTING

                  For purposes of determining the extent to which you are vested in your account balance, a Year of Service is a 12-consecutive month period, which is the same as the Plan Year, during which you are credited with 1000 Hours of Service.

IV       ELIGIBILITY REQUIREMENTS AND PARTICIPATION

         For Elective Deferrals there is no eligibility requirement. For all other contributions, you must satisfy the age and Service requirement for each contribution listed below.

                   Type of Contribution           Service               Age
                   --------------------           -------               ---
                    Profit-Sharing                 1 Year               21

         The Plan will not cover Employees covered by a collective bargaining agreement as well as Employees who are non-resident aliens who receive no U.S. earned income from the Employer. Your participation in the Plan will begin on the Entry Date defined at Section III.

V        EMPLOYEE CONTRIBUTIONS

         A.       ELECTIVE DEFERRALS

                  You, as an eligible Employee, may authorize the Employer to withhold from 1% up to 15% of your Compensation, not to exceed $10,000 as adjusted for inflation, and to deposit such amount in the Plan fund. If you participate in a similar plan of an unrelated employer and your Elective Deferrals under this Plan and the other plan exceed the $10,000 limit, for a given year you must designate one of the Plans as receiving an excess amount. If you choose this Plan as the one receiving the excess, you must notify the Plan Administrator by March 1 of the following year so that the excess and any income thereon may be returned to you by April 15. You may terminate Elective Deferrals at any time. You may increase or decrease your Elective Deferral percentage on the first day of the next Plan Quarter.

                  If you terminate contributions, you may not reinstate payroll withholding until the next Plan Entry Date. The Employer may also reduce or terminate your withholding if required to maintain the Plan's qualified status.

         B.       ROLLOVER AND TRANSFER CONTRIBUTIONS

                  Rollover Contributions are permitted. Transfer contributions are not permitted. In order to make a Rollover Contribution, you do not have to be a Participant.

                  A rollover of your retirement benefits may originate from another qualified retirement plan or special individual retirement arrangement (known as a "conduit" IRA) to this Plan. If you have already received a lump-sum payment from another qualified retirement plan, or if you received payment from another qualified plan and placed it in a separate "conduit" IRA, you may be eligible to redeposit that payment to this Plan. The last day you may make a Rollover Contribution to this Plan is the 60th day after you receive the distribution from the other plan or IRA. If you believe you qualify for a rollover, see the Plan Administrator for more details.

VI       EMPLOYER CONTRIBUTIONS

         A.       CONTRIBUTION FORMULA

                  Elective Deferrals:

                  The Employer will contribute all Compensation which you elect to defer to the Plan within the limits outlined in Section V(A).

                  Matching Contributions:

                  The Employer may make a Matching Contribution to each Participant based on his or her Elective Deferrals in a percentage set by the Employer prior to the end of each Plan Year.

                  The time period which will be used for determining the amount of Matching Contributions owed ("Matching Computation Period") shall be quarterly.

                  The Employer has the right to designate all or a portion of the Matching Contributions as "Qualified". To the extent Matching Contributions are so designated, they are nonforfeitable and may not be withdrawn from the Plan prior to separation from Service of attainment of age 59 1/2.

                  Employer Matching Contributions will only be made on Elective Deferrals made to the Plan. Although, Elective Deferrals withdrawn prior to the end of the Matching Computation Period will not receive Matching Contributions.

                  Qualified Non-Elective Contributions:

                  The Employer may also contribute an additional amount determined in its sole judgement. This additional contribution, if any, will be allocated to only Non-highly Compensated Participants, in proportion to each eligible Employee's Compensation as a ratio of all eligible Employees' Compensation. These Contributions will be nonforfeitable and subject to withdrawal restrictions.

                  Discretionary:

                  The Employer may also contribute an additional amount determined in its sole judgement. Such additional contribution, if any, shall be allocated to each Participant in proportion to his or her Compensation for the Plan Year while a Participant.

         B.       ELIGIBILITY FOR ALLOCATION

                  The Employer's Contribution will be made to all Participants who are employed at the end of the Plan Year provided that the Participant has completed a Year of Service during the Plan Year. The Employer shall also make matching and other related contributions as indicated below to Employees who terminate during the Plan Year as a result of:

                  Matching              Other
                  --------              -----
                  X                     X              (i)    Retirement.
                  X                     X              (ii)   Disability.
                  X                     X              (iii)  Death.

         VII      GOVERNMENT REGULATIONS

                  The federal government sets certain limitations on the level of contributions which may be made to a Plan such as this. There is also a "percentage" limitation which means that the percentage of Compensation which you may contribute (Elective Deferrals) depends on the average percentage of Compensation that the other Participants are contributing. Simply stated, all Participants are divided into 2 categories: Highly Compensated and Non highly Compensated and the average for each group is calculated. The average contribution that the Highly Compensated may make is based on the average contribution that the Non-highly Compensated make. If a Highly Compensated Participant is contributing more than he or she is allowed, the excess, plus or minus any gain or loss, will be returned. Keep in mind that if you are a 5% owner of the business or one of the ten highest paid Highly Compensated employees, your Family Member's contribution percentages and Compensations will be combined with yours for purposes of determining your contributions under the Plan.

         VIII     PARTICIPANT ACCOUNTS

                  The Employer will set up a record keeping account in your name to show the value of your retirement benefit. The Employer will make the following additions to your account:

                  A. your allocated share of the Employer's Contribution (including your Elective Deferrals),

                  B. the amount of your personal Employee Voluntary Contributions, Transfer Contributions and Rollover Contributions, if any, and

                  C. your share of investment earnings and appreciation in the value of investments.

                  The Employer will make the following subtractions from your account:

                  D.       any withdrawals or distributions made to you, and

                  E. your share of investment losses and depreciation in the value of investments.

                  F. your share of administrative fees and expenses paid out of the Plan, if applicable.

                  The Employer will value your account daily and provide you with a statement of account activity at least once annually.

         IX       VESTING.

                  A.       DETERMINING VESTED BENEFIT

                  Vesting refers to your earning or acquiring a nonforfeitable right to the full amount Of Your account. Any Elective Deferrals, Qualified Non-Elective Contributions, Qualified Matching Contributions, Rollover Contributions, plus or minus any earnings or losses, are always 100% vested and cannot be forfeited for any reason. Any contribution not listed in the previous sentence, and the earnings or losses thereon, will vest in accordance with the following table:

                                        Years of Service
                   -------------------------------------------------------------
                    1         2         3         4      5         6       7
                   ---       ---       ---       ---    ---       ---     ---
                    0%        20%      40%       60%     80%      100%

                  You are considered to have completed 1 Year of Service for purposes of vesting upon the completion of 1000 Hours of Service at any time during a Plan Year. Service prior to age 18 is not counted for purposes of vesting.

                  You automatically become fully vested, regardless of the vesting table, upon attainment of Normal Retirement Age, upon retirement due to Disability, upon death, and upon termination of the Plan.

         B.       PAYMENT OF VESTED BENEFIT

                  If you separate from Service before Your retirement, death or Disability, you may request early payment of your vested benefit by submitting a written request to the Plan Administrator. If your vested account balance at the time of termination or at the time of any prior distributions exceeds or exceeded $3,500, you may defer the payment of your benefit until April 1 of the calendar year following the calendar year during which you attain age 70-1/2. The portion of your account balance to which you are not vested is called a "forfeiture" and remains in the Plan to reduce the Employer's Contribution for the year.

         C.       LOSS OF BENEFITS

                  There are only two events which can cause the loss of all or a portion of your account. One is termination of employment before you are 100% vested according to the vesting provisions described at IX(A) and the other is a decrease in the value of your account from investment losses or administrative expenses and other costs of maintaining the Plan.

         D.       REALLOCATION OF FORFEITURE

                  You will forfeit and the Employer will reallocate the nonvested portion of your account on the earlier of: (1) the end of the Plan Year during which you incur your fifth consecutive 1-year Break in Service, or (2) the end of the Plan Year immediately following tile date of payment of your Vested Account Balance.

         E.       REEMPLOYMENT

                  If you terminate service with your Employer, then are later reemployed, you will become a Participant as of the earlier of the next Valuation Date or the next Entry Date [see
                  Section III] following your return to employment. If you are not a member of a class of employees eligible to participate in the Plan and later become a member of the eligible class, you will participate upon reaching the next Entry Date if you have satisfied the minimum age and service requirements. Should you become ineligible to share in future Contributions and forfeitures because you are no longer a member of an eligible class, you shall again share upon your return to an eligible class. All years of prior Service will be counted when calculating your vested percentage in your new account balance. The following rules apply in connection with reemployed Participants.

                  (a) TERMINATED PARTIALLY VESTED PARTICIPANTS. If you terminate employment and receive payment of the vested portion of your account, the nonvested portion of your account will be forfeited at the time you receive your payment. If you are reemployed prior to incurring five consecutive 1-year Breaks in Service you may have the Plan restore your forfeiture by repaying the amount of the distribution you received attributable to Employer contributions. This repayment right applies only if you do not incur five consecutive 1-year Breaks in Service. You must make this repayment within five years of your date of reemployment. If you do not repay the amount you received, the forfeited portion will not be restored to your account. Whether you repay or not, your prior Service will count toward vesting service for future Employer contributions.

                           FOR EXAMPLE, assume that you terminate your job with your current Employer. At the time of termination you had accrued a total benefit of $10,000 under the retirement Plan. Although this amount had been allocated to your account, you were only 40% vested in that amount when you left. You decided to take a distribution of your vested account balance (40% of $10,000, or $4,000) when you quit. The nonvested balance of your account ($6,000) was forfeited. Three years later, you became reemployed by the same Employer. Since you were reemployed within 5 years, you have the right to repay the $4,000 distribution you received when you quit. you would have to repay the $4,000 within 5 years of being rehired. If you do so, the nonvested portion of your account ($6,000) will be restored to your account. After restoration, you will be vested in 40% of this account, but your vested percentage will increase based on your Years of Service after your reemployment. Your prior Service will always count towards vesting of Employer Contributions which you receive after reemployment, whether or not you decide to repay and restore your prior account.

                  (b) TERMINATED NONVESTED PARTICIPANTS. If you were not vested in any portion of your Employer Contribution account prior to your separation from service and are reemployed before incurring five consecutive one-year Breaks in Service, you will be credited for vesting with all pre-break and post-break service. Your prior unpaid account balance will automatically be restored and you will continue to vest in that account. If you are reemployed after incurring five consecutive one-year Breaks in Service, you will lose your prior account balance, but your pre-break Years of Service will count towards vesting, in your new account balance.

         X        TOP-HEAVY RULES

                  A "top-heavy" plan is one in which more than 60% of the contributions or benefits are attributable to certain "key employees", such as owners, officers and stockholders. The Plan Administrator is responsible for determining each year if the Plan is "top-heavy". If the Plan becomes top-heavy special rules apply to the allocation of the Employer's contribution. These special rules require that only Participants who are not key employees will generally receive an allocation of the Employer's contribution equal to 3% of Compensation, or if less, the greatest percentage allocated to the account of any key employee. All participants are entitled to receive a minimum allocation upon completing at least one Hour of Service in the top-heavy Plan Year provided they are employed on the last day of the Plan Year. The Employer's minimum contribution can be satisfied by another Employer sponsored retirement plan, if so elected by the Employer.

         XI       RETIREMENT BENEFITS AND DISTRIBUTIONS

                  A.       RETIREMENT BENEFITS

                           The full value of your account balance is payable at your Normal Retirement Age, even if you continue to work, or you may defer payment until April 1 following the year you reach age 70-1/2. If you work beyond your Normal Retirement Age, you will continue to fully participate in the Plan.

                  B.       DISTRIBUTIONS DURING EMPLOYMENT

                           Upon attainment of age 59-1/2, benefits attributable to Employer contributions, allocated to your account(s) in excess of two years, are available for withdrawal if you are 100% vested in those benefits.

                           If applicable, benefits attributable to your Voluntary Contributions under the Plan plus any rollovers are available for withdrawal upon request to the Plan Administrator. Transfers Contributions may be withdrawn only if they originate from plans meeting certain safe harbor provisions.

         C.       HARDSHIP WITHDRAWALS

                  You may file a written request for a hardship withdrawal of the portion of your account balance attributable to Elective Deferrals and certain Employer Contributions to the extent vested. Earnings on Elective Deferrals up to the last day of the Plan Year prior to July 1, 1989 may be included in any hardship withdrawal, but earnings on Elective Deferrals after that date may not be included. You must generally have your Spouse's written consent for a hardship withdrawal unless you are advised otherwise by the Plan Administrator. Prior to receiving a hardship distribution, you must take any other distribution and borrow the maximum non-taxable loan amount allowed under this and other plans of the Employer. Note, however, that if the effect of the loan would be to increase the amount of your financial need, you are not required to take the loan. For example, if you need funds to purchase a principal residence, and a plan loan would disqualify you from obtaining other necessary financing, you do not have to take the loan. Hardship withdrawals may be authorized by the Employer for the following reasons:

                  (a) to assist you in purchasing a personal residence which is your primary place of residence (not including mortgage payments),

                  (b) to assist you in paying tuition expenses for you, your Spouse, or your dependents, for the next twelve months of post-secondary education,

                  (c) to assist you in paying expenses incurred or necessary on behalf of you, your Spouse, or your dependents for hospitalization, doctor or surgery expenses which are not covered by insurance, or

                  (d) to prevent your eviction from or foreclosure on your principal residence.

                           Any hardship distribution is limited to the amount needed to meet the financial need. Hardship withdrawals must be approved by the Employer and will be administered in a non-discriminatory manner. Such withdrawals will not affect your eligibility to continue to participate in Employer Contributions to the Plan. Although, your right to make Voluntary Contributions and Elective Deferrals will be suspended for twelve months. Any withdrawals you receive under these rules may not be recontributed to the Plan and may be subject to taxation, as well as an additional 10% penalty tax if the withdrawal is received before you reach age 59-1/2. These payments shall also be subject to a mandatory 20% withholding for income tax purposes.

         D.       BENEFICIARY

                  Every Participant or former Participant with Plan benefits may designate a person or persons who are to receive benefits under the Plan in the event of his or her death. The designation must be made on a form provided by and returned to the Plan Administrator. You may change your designation at any time. If you are married, your beneficiary will automatically be your Spouse. If you and your Spouse wish to waive this automatic designation, you must complete a beneficiary designation form. The form must be signed by you and, if applicable, your Spouse in front of a Plan representative or a Notary Public.

         E.       DEATH BENEFITS

                  In the event of your death, the full value of your account is payable to your beneficiary in a lump Sum.

         F.       FORM OF PAYMENT

                  When benefits become due, you or your representative should apply to the Employer requesting payment of your account and specifying the manner of payment. The normal or automatic form of payment is generally a lump sum unless the Plan Administrator notifies you otherwise. If you do not wish to receive the normal form of payment when your payments are due to start, you may request to receive your benefit in any of the optional forms indicated:

                  -        lump sum.

                  In some cases, election of one of the optional forms of payment will require the written consent of your Spouse. Also, payments may not be made over a period which exceeds the life expectancy of you and your beneficiary. The Plan Administrator will advise you if any special rules apply in connection with the payments of your benefits.

         G.       ROLLOVER OF PAYMENT

                  If your benefits qualify as eligible rollovers, you have the option of having them paid directly to you, when they become due, or having them directly rolled over to another qualified plan or an IRA. If you do not choose to have the benefits directly rolled over, the Plan is required to automatically withhold 20% of your payment for tax purposes. If you do choose to have the payment made to you, you still have the option of rolling over the payment yourself to a qualified plan or an IRA within sixty days (first check with a tax advisor to make sure it is an eligible rollover). However, 20% of your payment will still be withheld. The following example illustrates how this works:

                  For example, if you have $100,000 in your vested account balance and choose to have the payment of your benefits made directly to an IRA or another qualified plan, the entire $100,000 will be transferred to the trustee of the other plan or the IRA, and you will treat the entire amount as a rollover on your tax return so that you will not pay taxes on the entire amount. If you choose NOT to have the account transferred directly to an IRA or qualified plan, 20% or $20,000 will automatically be withheld from your payment. Thus, you will receive only $80,000 as a distribution of your benefits. In order to roll the entire amount over into your IRA, you would have to come up with $20,000 out of your own pocket to make up the difference. If this is done, the $20,000 which was withheld may be returned when you file your taxes at the end of the year. However, if you are unable to produce the extra cash, the rollover amount will only be $80,000, and the other $20,000 which was withheld will be treated as taxable income to you. If you are under age 59 1/2 when you receive your benefit payment, the withheld amount will also be subject to the 10% early distribution penalty.

                  Certain benefit payments are not eligible for rollover and therefore will also not be subject to the 20% mandatory withholding. They are as follows:

                           1.       annuities paid over life;

                           2. installments for a period of at least 10 years; and

                           3.       minimum required distributions at age
                                    70 1/2.

                  There are also several operational exceptions and a "de minimis" exception for payments of less than $200. Also Employee Voluntary contributions are not eligible for rollover.

         H.       TIME OF PAYMENT

                  If you request a distribution, payments will start as soon as administratively feasible following the date on which a distribution is requested by you or is otherwise payable.

XII      INVESTMENTS

         A.       TRUST FUND

                  The monies contributed to the Plan may be invested in any security or form of property considered prudent for a retirement plan. Such investments include, but are not limited to, common and preferred stocks, exchange traded put and call options, bonds, money market instruments, mutual funds, savings accounts, certificates of deposit, Treasury bills, or insurance contracts. An institutional Trustee may invest in its own deposits or those of affiliates which bear a reasonable interest rate, or in a group or collective trust maintained by such Trustee.

         B.       INVESTMENT RESPONSIBILITY

                  The Plan's assets are held by the Trustee who is identified in
                  Section II of this Summary. The Trustee is responsible for the safekeeping of Plan assets and for the investment management of such assets unless the Employer elects to direct investments, appoints an outside investment manager or permits Participants to direct the investment of their individual accounts.

         C.       EMPLOYEE INVESTMENT DIRECTION

                  Participants may direct the investments of their accounts among alternative investment funds provided under the Plan. The investment funds available to you and the procedures for making an election are shown in a separate Investment Election Form which can be obtained from the Plan Administrator. You may change your investment selection and move monies from one fund to another in accordance with the rules established by the Plan Administrator.

         D.       PARTICIPANT LOANS

                  Participant loans are permitted under the Plan. In order to get a loan from the Plan, you must make application to the Plan Administrator. Loans must be approved by the Plan Administrator and are subject to a strict set of rules established by law. The rules are covered in a separate Loan Application Form and Promissory Note Form. These Forms are available from the Plan Administrator.

XIII     ADMINISTRATION

         The Plan will be administered by the following parties:

         A.       PLAN ADMINISTRATOR

                  The Employer is the party who has established the Plan and who has overall control and authority over administration of the Plan. The Employer's duties as Plan Administrator include:

                  (a) appointing the Plan's professional advisors needed to administer the Plan including, but not limited to, an accountant, attorney, actuary, or administrator,

                  (b) directing the Trustee with respect to payments from the Fund,

                  (c) communicating with Employees regarding their participation and benefits under the Plan, including the administration of all claims procedures and domestic relations orders,

                  (d) filing any returns and reports with the Internal Revenue Service, Department of Labor, or any other governmental agency,

                  (e) reviewing and approving any financial reports, investment reviews, or other reports prepared by any party appointed by the Employer,

                  (f) establishing a funding policy and investment objectives consistent with the purposes of the Plan and the Employee Retirement Income Security Act of 1974, and

                  (g) construing and resolving any question of Plan interpretation. The Plan Administrator's interpretation and application thereof is final.

         B.       TRUSTEE

                  The Trustee shall be responsible for the administration of investments held in the Fund. These duties shall include:

                  (a)      receiving contributions under the terms of the Plan,

                  (b) investing Plan assets unless investment responsibility is delegated to another party by the Employer,

                  (c) making distributions from the Fund in accordance with written instructions received from the Plan Administrator,

                  (d) keeping accounts and records of the financial transactions of the Fund, and

                  (e) rendering an annual report of the Fund showing the financial transactions for the Plan Year.

XIV      AMENDMENT AND TERMINATION

         The Employer may amend the Plan at any time, provided that no amendment will divert any part of the Plan's assets to any purpose other than for the exclusive benefit of you and the other Participants in the Plan or eliminate an optional form of distribution. The Employer may also terminate the Plan. In the event of an actual Plan termination, all amounts credited to your account will be fully vested and will be paid to you. Depending on the facts and circumstances, a partial termination may be found to occur where a significant number of Employees are terminated by the Employer or excluded from Plan participation. In case of a partial termination, only those affected will become 100% vested.

XV       LEGAL PROVISIONS

         A.       RIGHTS OF PARTICIPANTS

                  As a Plan Participant, you have certain rights and protection under the Employee Retirement Income Security Act of 1974 (ERISA). The law says that you are entitled to:

                  (a) Examine, without charge, all documents relating to the operation of the Plan and any documents filed with the U.S. Department of Labor. These documents are available for review in the Employer's offices during regular business hours.

                  (b) Obtain copies of all Plan documents and other Plan information upon written request to the Employer. The Employer may impose a reasonable charge for producing the copies.

                  (c) Receive from the Employer at least once each year a summary of the Plan's annual financial report.

                  (d) Obtain, at least once a year, a statement of the total benefits accrued for you, and your nonforfeitable (vested) benefits, if any. The Plan provides that you will receive this statement automatically. If you are not vested, you may request a statement showing the date when your account will begin to become nonforfeitable.

                  (e) File suit in a federal court, if any materials requested are not received within 30 days of your request, unless the materials were not sent because of matters beyond the control of the Employer. If you are improperly denied access to information you are entitled to receive, the Employer may be required to pay up to $100 for each day's delay until the information is provided to you.

         B.       FIDUCIARY RESPONSIBILITY

                  ERISA imposes obligations upon the persons who are responsible for the administration of the Plan. These persons are referred to as "fiduciaries." Fiduciaries must act solely in your interest as a Plan Participant and they must exercise prudence in the performance of their duties. Fiduciaries who violate ERISA may be removed and required to reimburse any losses they have caused you or other Participants in the Plan.

         C.       EMPLOYMENT RIGHTS

                  Participation in the Plan is not a guarantee of employment. However, the Employer may not fire you or discriminate against you to prevent

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
                  you from becoming eligible for the Plan or from obtaining a benefit or exercising your rights under ERISA.

         D.       BENEFIT INSURANCE

                  Your benefits under this Plan are not insured by the Pension Benefit Guaranty Corporation since the law does not provide plan termination insurance for this type of Plan.

         E.       CLAIMS PROCEDURE

                  If you feel you are entitled to a benefit under the Plan, mail or deliver your written claim to the Plan Administrator. The Plan administrator will notify you, your beneficiary, or authorized representative of the action taken within 60 days of receipt of the claim. If you believe that you are being improperly denied a benefit in full or in part, the Administrator must give you a written explanation of the reason for the denial. If the Administrator denies your claim, you may, within 60 days after receiving the denial, submit a written request asking the Administrator to review your claim for benefits. Any such request should be accompanied by documents or records in support of your appeal. You, your beneficiary, or your authorized representative may review pertinent documents and submit issues and comments in writing. If you get no satisfaction from the Administrator, you have the right to request assistance from the U.S. Department of Labor or you can file suit in a state or federal court. Service of legal process may be made on the Plan Administrator at the address of the Employer. If you are successful in your lawsuit, the court may require the Employer to pay your legal costs, including your attorney's fees. If you lose, and the court finds that your claim is frivolous, you may be required to pay the Employer's legal fees.

         F.       ASSIGNMENT

                  Your rights and benefits under this Plan cannot be assigned, sold, transferred or pledged by you or reached by your creditors or anyone else except under a qualified domestic relations order or as provided by state law. A qualified domestic relations order (QDRO) is a court order issued under state domestic relations law relating to divorce, legal separation, custody, or support proceedings. The QDRO recognizes the right of someone other than you to receive your Plan benefits. You will be notified if a QDRO relating to your Plan benefits is received. Receipt of a qualified domestic relations order shall allow for an earlier than normal distribution to the person(s) other than the Participant listed in the order.

         G.       QUESTIONS

                  If you have any questions about this statement of your rights under ERISA, please contact the Employer or the nearest
                  Area Office of the

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
                  U.S. Labor-Management Service Administration, Department of Labor.

         H.       CONFLICTS WITH PLAN

                  This booklet is not the Plan document, but only a Summary Plan Description of its principal provisions and not every limitation or detail of the Plan is included. Every attempt has been made to provide concise and accurate information. However, if there is a discrepancy between this booklet and the official Plan document, the Plan document shall prevail.

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